UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2013

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

WesBanco, Inc. issued a press release today announcing earnings for the three and nine months ended September 30, 2013.  The press release is attached as Exhibit 99.1 to this report.

WesBanco, Inc. will host a conference call to discuss the Company's financial results for the third quarter of 2013 on Wednesday, October 23, 2013, at 11:00 a.m. E.D.T.  Callers wishing to participate should access the call by dialing 1-877-870-4263 or 1-412-317-0790 for international callers.  The call may also be listened to live via Webcast through the "Investor Relations" section of the Company's Web site or by registering at http://www.videonewswire.com/event.asp?id=96267. Access to the Webcast will begin approximately 15 minutes prior to the start of the call.

A replay of the call will be available from 1:00 p.m. E.D.T. on the day of the call until 9:00 a.m. E.D.T. on Friday, November 1, 2013.  The replay can be accessed by dialing 1-877-344-7529 or 1-412-317-0088 for international callers.  The replay conference number is 10034785.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits – 99.1 - Press release dated October 22, 2013 announcing earnings for the three and nine months ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: October 22, 2013	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer